Subsequent Events	12 Months Ended
Jun. 28, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events - Unaudited
As of September 27, 2020, the Company determined it would more likely than not sell all or a portion of the assets comprising the LED Products segment below carrying value. As a result, the Company recorded an impairment to goodwill of $105.7 million.
As of December 27, 2020, the Company recorded an additional impairment to goodwill of $6.9 million and an impairment to assets held for sale associated with the pending LED Business Divestiture of $19.5 million.